UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 25, 2006
CDW CORPORATION
(Exact Name of Registrant Specified in Charter)

Illinois (State or Other Jurisdiction of Incorporation)	0-21796 (Commission File Number)	36-3310735 (I.R.S. Employer Identification No.)

200 N. Milwaukee Ave. Vernon Hills, Illinois (Address of Principal Executive Offices)	60061 (Zip Code)
Registrant’s telephone number, including area code: (847) 465-6000
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
The Company’s executive officers will be eligible for awards under the CDW Senior Management Incentive Plan, as approved by shareholders, on the basis of the Company’s performance in 2006 (the “2006 SMIP Awards”). On January 25, 2006, the Compensation and Stock Option Committee of the Company’s Board of Directors determined that net income will be the criterion used to determine the amount of the 2006 SMIP Awards.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION
Dated: January 31, 2006	By:	/s/ Barbara A. Klein
Barbara A. Klein
Senior Vice President and Chief Financial Officer